                                                                     EXHIBIT 1
                                                                     ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of HNC Software, Inc.

      EXECUTED as a sealed instrument this 12th day of February, 1997.


                              GREYLOCK CAPITAL LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                   Henry F. McCance
                                   Co-Managing General Partner


                              /s/ Henry F. McCance
                              -----------------------------------------------
                              Henry F. McCance


                                                *
                              -----------------------------------------------
                              Howard E. Cox, Jr.


                              GREYLOCK LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                  Henry F. McCance
                                  Co-Managing General Partner


                                                *
                              -----------------------------------------------
                              Robert P. Henderson


                              *By: /s/ Henry F. McCance
                                   ------------------------------------------
                                   Henry F. McCance
                                   Attorney-in-fact






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